Exhibit 13.2

SECTION 1350 CERTIFICATION (CEO)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of VivoPower International PLC (the “Company”) for the fiscal year ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl Weatherley-White, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

 (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2017

By:	/s/ Carl Weatherley-White
Carl Weatherley-White
Chief Financial Officer (Principal Accounting Officer)